                                                                   Exhibit 10(p)




                            INTEGRA BANK CORPORATION
                             EMPLOYEES' 401(K) PLAN

                               (2000 RESTATEMENT)

                            INTEGRA BANK CORPORATION
                             EMPLOYEES' 401(K) PLAN

                                TABLE OF CONTENTS

ARTICLE I GENERAL PROVISIONS...........................................................................   2

ARTICLE II DEFINITIONS.................................................................................   2

ARTICLE III ELIGIBILITY AND PARTICIPATION..............................................................  14

ARTICLE IV CONTRIBUTIONS...............................................................................  15

ARTICLE V ACCOUNTING AND INVESTMENTS...................................................................  23

ARTICLE VI VESTING AND FORFEITURE......................................................................  25

ARTICLE VII BENEFITS...................................................................................  26

ARTICLE VIII ADMINISTRATION............................................................................  33

ARTICLE IX CLAIMS PROCEDURES...........................................................................  35

ARTICLE X LIMITATIONS ON RIGHTS OF EMPLOYEES AND OTHER PERSONS.........................................  36

ARTICLE XI PROVISIONS DESIGNED TO COMPLY WITH LIMITATIONS ON CONTRIBUTIONS AND OTHER ADDITIONS.........  37

ARTICLE XII AMENDMENT AND TERMINATION OF PLAN..........................................................  38

ARTICLE XIII PROVISIONS RELATING TO TOP-HEAVY PLAN.....................................................  40

ARTICLE XIV MISCELLANEOUS PROVISIONS...................................................................  42

                            INTEGRA BANK CORPORATION
                             EMPLOYEES' 401(K) PLAN


                                    ARTICLE I
                               GENERAL PROVISIONS

         Section 1.01. Designation and Purpose. This Plan is a continuation and complete restatement of the Employees' Savings and Profit Sharing Plan of National City Bancshares, Inc., originally effective January 1, 1958. Effective July 1, 2000, this Plan is redesignated the Integra Bank Corporation Employees' 401(k) Plan. The effective date of the Plan, as restated and amended, is July 1, 2000, except as otherwise provided in the Plan. For the purpose of Code subparagraph 401(a)(27)(B), the Plan is designated a profit sharing plan. The purposes of the Plan are to assist Eligible Employees in the accumulation of funds for retirement, to encourage Eligible Employees to save, and to enhance the interest of Eligible Employees in the efficient and successful operation of the Employer. The Plan is designed to meet the requirements of Code subsections 401(a), 401(k), 401(m) and 501(a) and the requirements of ERISA.

         Section 1.02. Trust Agreement. Effective as of the date of its execution, the Company entered into a Trust Agreement with Integra Bank, N.A. (formerly National City Bank of Evansville), as Trustee, providing for a trust to support and implement the operation of the Plan. The Trust Agreement, as restated or amended from time to time, is part of this Plan.

                                   ARTICLE II
                                   DEFINITIONS

         Section 2.01. Terms Defined. As used in the Plan, the following words and phrases, when capitalized, have the following meanings, except when used in a context that plainly requires a different meaning:

         "Account" means the record of a Participant's interest in the Trust Assets.

         "Aggregation Group" means a Required Aggregation Group or a Permissive Aggregation Group.

         "Alternate Payee" means an "alternate payee" as defined in Code paragraph 414(p)(8) who is entitled to receive benefits under the Plan.

         "Annual Addition" means, with respect to a Participant for a Plan Year, the sum of the following amounts credited to the Participant's accounts in the Plan and in any other defined contribution plan maintained by the Employer for the Plan Year: Employer contributions; Employee contributions (other than Rollover Contributions); forfeitures; amounts allocated to an individual medical account, as defined in Code paragraph 415(l)(2), that is part of a pension annuity plan maintained by the Employer; and amounts derived from contributions that are attributable to post-retirement medical benefits, allocated to the separate account of a Key Employee, under a welfare benefit fund, as defined in Code subsection 419(e), maintained by the Employer.

         "Annuity Starting Date" means the first day of the first period for which an amount is payable as an annuity or, if the benefit is not payable in the form of an annuity, the first day on which all events have occurred that entitle the Participant to the benefit.

         "Applicable Election Period" means, in the case of an election to waive a Qualified Joint and Survivor Annuity or Single Life Annuity, (1) the 90-day period ending on the Annuity Starting Date or (2) the 30-day period beginning on the date the Plan Administrator provides the Participant with the written explanation described in Section 7.08, whichever ends later. "Applicable Election Period" means, in the case of an election to waive the Qualified Preretirement Survivor Annuity, (1) the period that begins on the first day of the Plan Year in which the Participant reaches age 35 and ends on the date of the Participant's death or (2) if a Participant's employment is earlier terminated, with respect to benefits accrued before the termination, the period that begins not later than the date of the termination and ends on the date of the Participant's death. An election to waive the Qualified Preretirement Survivor Annuity before a Participant's employment terminates and before the first day of the Plan Year in which the Participant reaches age 35 will be considered made during the "Applicable Election Period" provided that the Plan Administrator provides the Participant with the written explanation described in
Section 7.08 before the election is made and provided further that the election will become invalid and ineffective as of the first day of the Plan Year in which the Participant reaches age 35.

         "Beneficiary" means the person or persons designated pursuant to
Section 7.07 to receive benefits under the Plan after a Participant's death.

         "Board of Directors" means the Company's Board of Directors.

         "Code" means the Internal Revenue Code of 1986, as amended from time to time, and interpretive rules and regulations.

         "Company" means Integra Bank Corporation (formerly National City Bancshares, Inc.).

         "Company Stock" means a qualifying employer security, as defined in ERISA section 407(d)(5), issued by the Company.

         "Compensation" means, with respect to an Employee for a Plan Year, the Employee's wages, as defined in Code subsection 3401(a), and all other payments of compensation by the Employer in the course of the Employer's trade or business for a Plan Year for which the Employer is required to furnish the Employee a written statement under Code sections 6041(d), 6051(a)(3) and 6052. "Compensation" is determined without regard to any rules under Code subsection 3401(a) that limit the remuneration included in wages based on the nature or location of the employment or the services performed, such as the exception for agricultural labor in Code paragraph 3401(a)(2). "Compensation" also includes Elective Employer Contributions for the Plan Year, amounts contributed or deferred by the Employer for the Plan Year at the election of the Employee that are excluded from the Employee's gross income under Code section 125 or 457, and qualified parking fringe benefits described in Code subsection 132(f). Notwithstanding the preceding provisions of this paragraph, "Compensation" does not include, whether or not includable in the Employee's gross income, automobile expense allowances; Employer-provided uniforms; amounts realized from the exercise of a nonqualified stock option; payments under a nonqualified deferred compensation program; severance pay; reimbursements for, or payments of, moving or education expenses; and sign-on bonuses. In no event will a Participant's Compensation exceed $150,000, as that amount is adjusted pursuant to Code paragraph 401(a)(17). Notwithstanding the preceding provisions of this paragraph, compensation received by an Employee before he becomes a Participant will not be considered "Compensation."

         "Continuous Service" means the aggregate period of time during which the employment relationship exists between an Employee and the Employer, determined as follows:

                  (1) The period of time beginning on the date an Employee first performs an Hour of Service and ending on the Employee's Severance from Service date.

                  (2) Any Period of Severance by reason of a quit, discharge or retirement, of less than 12 months; provided, however, that if an Employee is absent from service for a reason other than a quit, discharge, or retirement and subsequently incurs a Severance from Service as a result of a quit, discharge, or retirement, the Period of Severance shall be credited only if the Employee returns to the Employer's service on or before the first anniversary of the date the Employee was first absent from service.

                  (3) Any period of time beginning on the date the Employee first performs an Hour of Service after a Period of Severance and ending on the date the Employee again incurs a Severance from Service.

                  (4) For purposes of aggregating periods of Continuous Service, 12 months of completed service shall equal one year of Continuous Service, and 30 days of completed service shall equal one month of Continuous Service.

         "Contribution Percentage" means, with respect to a specified group of Participants for a Plan Year, the average of the Contribution Ratios for the Participants in that group, calculated to the nearest one-hundredth of one percent.

         "Contribution Ratio" means, with respect to a Participant for a Plan Year, the ratio of (1) to (2), calculated to the nearest one-hundredth of one percent, where (1) is the sum of (A) Matching Contributions, (B) Voluntary Contributions, and (C) Elective Deferrals treated as matching contributions pursuant to paragraph 1.401(m)-1(b)(2) of the federal income tax regulations paid to the Trust on behalf of the Participant for the Plan Year and (2) is the

Participant's Regulatory Compensation for the Plan Year. In determining Contribution Ratios, the following rules shall apply:

                  (1) Matching Contributions that are used to meet the requirements of Code subparagraph 401(k)(3)(A) shall be disregarded;

                  (2) A Matching Contribution shall be taken into account for a Plan Year only if it is made on account of the Employee's Elective Deferrals for the Plan Year, allocated to the Employee's Matching Account as of a date within the Plan Year, and paid to the Trust not later than 12 months after the Plan Year for which it is made.

                  (3) All Matching Contributions made under the Plan and any other plan aggregated with it for purposes of Code paragraph 401(a)(4) and Code subsection 410(b) (other than Code clause 410(b)(2)(A)(ii)) are treated as made under the Plan. If the Plan and any other plan are permissively aggregated for purposes of Code subsection 401(m), the aggregated plans must separately satisfy Code paragraph 401(a)(4) and Code subsection 410(b) as though they were a single plan.

                  (4) In determining the Contribution Ratio for a Highly Compensated Participant, all Retirement Plans to which matching contributions are made and in which the Highly Compensated Participant is eligible to participate (other than plans that may not be permissively aggregated with this Plan) will be considered, together with this Plan, to be a single plan.

         "Deferral Percentage" means, with respect to a specified group of Participants, the average of the Deferral Ratios for the Participants in that group, calculated to the nearest one-hundredth of one percent.

         "Deferral Ratio" means, with respect to a Participant for a Plan Year, the ratio of (1) to (2), calculated to the nearest one-hundredth of one percent, where (1) is the Elective Deferrals paid to the Trust on behalf of the Participant for the Plan Year and (2) is the Participant's Regulatory Compensation for the Plan Year. In determining Deferral Ratios, the following rules will apply:

                  (1) Elective Deferrals that are used to meet the requirements of Code paragraph 401(m)(2) will be disregarded.

                  (2) An Elective Deferral will be taken into account for a Plan Year only if it relates to Compensation that would have been received by the Participant in the Plan Year, but for the election to defer it, is allocated to the Participant's Elective Deferral Account as of a date within the Plan Year and is paid to the Trust not later than 12 months after the Plan Year for which it is made.

                  (3) All elective employee pre-tax contributions made under the Plan and any other plan aggregated with it for purposes of Code paragraph 401(a)(4) and Code subsection 410(b) (other than clause 410(b)(2)(A)(ii)) are treated as made under the Plan. If the Plan and any other plan are permissively aggregated for purposes of Code subsection 401(k), the aggregated plans must separately satisfy Code paragraph 401(a)(4) and Code subsection 410(b) as though they were a single plan.

                  (4) In determining the Deferral Ratio for a Highly Compensated Participant, all cash or deferred arrangements in Retirement Plans in which the Highly Compensated Participant is eligible to participate (other than arrangements that may not be permissively aggregated with the arrangement under this Plan) will be considered, together with the arrangement under this Plan, to be a single cash or deferred arrangement.

         "Determination Date" means, for purposes of determining whether a Plan is a Top-Heavy Plan for a Plan Year, the last day of the preceding Plan Year.

         "Direct Rollover" means a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

         "Disabled" means, with respect to an Employee, an Employee who is eligible to receive disability benefits under the Employer's long-term disability plan. The term "Disability" means the condition that causes the Employee to become a Disabled Employee.

         "Distributee" means an Employee or former Employee. In addition, the Employee's or former Employee's surviving Spouse and the Employee's or former Employee's Spouse or former Spouse who is an Alternate Payee are Distributees with regard to the interest of the Spouse or former Spouse.

         "Elective Deferral" means a contribution made on behalf of a Participant pursuant to Section 4.02.

         "Elective Deferral Account" means a Participant's Account attributable to Elective Deferrals and Qualified Nonelective Contributions, including Qualified Nonelective Contributions made under prior versions of the Plan.

         "Elective Employer Contributions" means "elective deferrals" as defined in Code paragraph 402(g)(3).

         "Eligible Employee" means an Employee who receives compensation from the Employer that the Employer initially reports on a federal wage and tax statement (Form W-2), and is not classified as a "temporary" or "on-call" Employee in accordance with the Employer's written policies.

         "Eligible Retirement Plan" means an individual retirement account described in Code subsection 408(a), an individual retirement annuity described in Code subsection 408(b), an annuity plan described in Code subsection 403(a), or a qualified trust described in Code subsection 401(a), that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to a surviving Spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

         "Eligible Rollover Distribution" means any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's Beneficiary, or for a specified period of 10 years or more; any distribution to the extent the distribution is required under Code paragraph 401(a)(9); the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to Employer securities); and, effective January 1, 1999, any hardship distribution described in Code subclause 401(k)(2)(B)(i)(IV).

         "Employee" means any person employed by the Employer. For purposes of crediting service for eligibility to participate and, except as otherwise provided, for purposes of the rules set out in Articles XI and XIII, the term "Employee" includes a "leased employee"; provided, however, that an individual will not become a Participant unless he is an Employee without regard to this sentence. For the purpose of this Subsection, a "leased employee" is any person who performs services for another person, the "recipient," but who is not an employee of the recipient, if (1) the services are provided pursuant to an agreement between the recipient and any other person, (2) the person has performed the services for the recipient (or for the recipient and related persons) on a substantially full-time basis for a period of at least one year, and (3) the services are performed under the primary direction and control of the recipient. A leased employee will not be considered an employee of the recipient if:

                  (1) the leased employee is covered by a money purchase pension plan providing:

                           (A) a non-integrated employer contribution rate of at least 10% of compensation, as defined in Code paragraph 415(c)(3), but including amounts contributed pursuant to a salary redirection agreement that are excludable from the Employee's gross income under Code section 125, 402(a)(8), 402(h) or 403(b),

                           (B)      immediate participation, and

                           (C)      full and immediate vesting; and

                  (2) leased employees do not constitute more than 20% of the recipient's non-highly compensated workforce.

         "Employer" means the Company and any Related Employer that adopts the Plan. For purposes of crediting service for eligibility to participate and, except as otherwise provided, for purposes of the rules set out in Articles XI and XIII, the term "Employer" includes any Related Employer.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and interpretive rules and regulations. "Fund" means a fund described in or established pursuant to Section 5.02.

         "Highly Compensated Participant" means, with respect to a Participant for a Plan Year, a Participant who is a highly compensated active Employee or highly compensated former Employee for the Plan Year.

                  (1) A highly compensated active Employee for a Plan Year includes an Employee who performs services for the Employer during the Plan Year and who (A) is a 5% owner for that Plan Year or was a 5% owner for the prior Plan Year or (B) for the prior Plan Year received Regulatory Compensation in excess of $80,000 (as adjusted pursuant to Code subsection 415(d)).

                  (2) A highly compensated former Employee for a Plan Year includes any Employee who terminated employment (or was deemed to have terminated employment) prior to the Plan Year, performs no service for the Employer during the Plan Year, and was a highly compensated active Employee for either the Plan Year during which he terminated employment or any Plan Year ending on or after the Employee's 55th birthday.

         "Hour of Service" means each hour for which an Employee is entitled to credit under this Subsection.

                  (1) An Employee is entitled to credit for each hour for which he is paid, or entitled to payment, for the performance of duties for the Employer. Subject to the provisions of Paragraph (5), an Hour of Service described in this Paragraph will be credited to an Employee for the computation period in which the duties are performed.

                  (2) An Employee is entitled to credit for each hour for which he is paid, or entitled to payment, by the Employer for a period during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty, or leave of absence; provided, however, that no Hours of Service will be credited under this Paragraph if payment is made or due solely to reimburse an Employee for medical or medically related expenses or solely for the purpose of complying with applicable workers' compensation, unemployment compensation, or disability insurance laws. No more than 501 Hours of Service will be credited to an Employee on account of any single continuous period during which the Employee performs no duties (whether or not this period occurs in a single Plan
         Year) unless the Hours of Service are credited pursuant to Paragraph
         (4). Subject to the provisions of Paragraph (5), an Hour of Service credited to an Employee pursuant to this Paragraph will be credited to the computation period or periods during which no duties are performed.

                  (3) An Employee is entitled to credit for each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Employer. The same Hour of Service will not be credited under Paragraph (1) or Paragraph (2), as the case may be, and under this Paragraph. An Hour of Service described in this Paragraph will be credited to the computation period or periods to which the award or agreement for back pay pertains, rather than to the computation period in which the award, agreement, or payment is made.

                  (4) For eligibility and vesting purposes only, "Hours of Service" will be credited to an Employee for military leave for training or service, or both, if that Employee is entitled to be credited for his period of military leave upon his reemployment with the Employer under applicable federal law. An Employee will be credited with 190 Hours of Service for each month of military leave.

                  (5) All regulations promulgated by the U.S. Secretary of Labor or his delegate applicable to the computation and crediting of Hours of Service under ERISA, including 29 C.F.R. Section 2530.200b-2, are incorporated as part of the Plan. The provisions of the Plan are intended to comply with the regulations and will be construed and applied to effect compliance.

         "Key Employee" means the following:

                  (1) Any Employee or former Employee (including a Beneficiary of the Employee or former Employee) who at any time during the Plan Year or any of the 4 preceding Plan Years is included in a classification described in Paragraph (2), determined in accordance with the rules of Code paragraph 416(i)(1).

                  (2)      The following are Key Employee classifications:

                           (A) an officer of the Employer having an annual Regulatory Compensation greater than 50% of the amount in effect under Code subparagraph 415(b)(1)(A) for the Plan Year;

                           (B) one of the 10 Employees having an annual Regulatory Compensation from the Employer of more than the limitation in effect under Code subparagraph 415(c)(1)(A) and owning (or considered as owning within the meaning of Code section 318) the largest interests of the Employer;

                           (C) a person owning (or considered as owning within the meaning of Code section 318) more than 5% of the outstanding stock of the Employer or stock possessing more than 5% of the total combined voting power of all stock of the Employer; or

                           (D) a person who has an annual Regulatory Compensation from the Employer of more than $150,000 and who would be described in Subparagraph (C) if 1% were substituted for 5%.

         "Matching Account" means a Participant's Account attributable to Matching Contributions. "Matching Contribution" means a contribution made on behalf of a Participant pursuant to Section 4.04.

         "Non-Highly Compensated Participant" means an active Participant who is not a Highly Compensated Participant.

         "Non-Key Employee" means any Employee (including a Beneficiary of the Employee) who is not a Key Employee.

         "Participant" means an Employee or former Employee who has satisfied the participation requirements of Section 3.01 and has not ceased to be a Participant pursuant to Section 3.03.

         "Period of Severance" means a period of time that begins on the Severance from Service date and ends on the date on which an Employee again performs an Hour of Service.

         "Permissive Aggregation Group" is any group of Retirement Plans selected by the Employer that includes those Retirement Plans in the Required Aggregation Group, if the group meets the requirements of Code sections 401(a)(4) and 410.

         "Plan" means this instrument, as amended from time to time, and the employee benefit plan so established.

         "Plan Administrator" means the entity designated in Section 8.01. The "Plan Administrator" is the administrator of the Plan within the meaning of ERISA paragraph 3(16)(A).

         "Plan Year" means the period beginning on each January 1 and ending on the following December 31.

         "Profit Sharing Account" means a Participant's Account attributable to profit sharing contributions made prior to 1994 and Profit Sharing Contributions.

         "Profit Sharing Contribution" means a profit sharing contribution made pursuant to Section 4.06.

         "Qualified Domestic Relations Order" means a "qualified domestic relations order" as defined in Code subsection 414(p).

         "Qualified Election" means an election to waive the Single Life Annuity or Qualified Joint and Survivor Annuity pursuant to Subsection 7.06(c) or an election to waive the Qualified Preretirement Survivor Annuity pursuant to Subsection 7.03(d).

         "Qualified Joint and Survivor Annuity" means an immediate level monthly annuity beginning on the Annuity Starting Date and continuing for the life of the Participant, with a survivor annuity to and for the life of his Spouse, in a monthly amount equal to one-half of the monthly amount payable during the joint lives of the Participant and his Spouse.

         "Qualified Nonelective Contribution" means a discretionary Employer contribution made on behalf of a Participant pursuant to Subsection 4.03(b) that satisfies the requirements imposed by Treasury regulation section
1.401(k)-1(b)(5).

         "Qualified Preretirement Survivor Annuity" means a level monthly annuity beginning on the applicable Annuity Starting Date and continuing for the life of a Participant's Spouse.

         "Regulatory Compensation" means, with respect to an Employee for a Plan Year, the Employee's wages, as defined in Code subsection 3401(a), and all other payments of compensation by the Employer in the course of the Employer's trade or business for a Plan Year for which the Employer is required to furnish the Employee a written statement under Code sections 6041(d), 6051(a)(3) and 6052. "Regulatory Compensation" is determined without regard to any rules under Code subsection 3401(a) that limit the remuneration included in wages based on the nature or location of the employment or the services performed, such as the exception for agricultural labor in Code paragraph 3401(a)(2). "Regulatory Compensation" also includes Elective Employer Contributions for the Plan Year and amounts contributed or deferred by the Employer for the Plan Year at the election of the Employee that are excluded from the Employee's gross income under Code section 125 or 457.

         "Related Employer" means any employer that, together with the Employer, is a member of a controlled group of corporations, a trade or business under common control, or a member of an affiliated service group, as determined under Code subsections 414(b), (c), (m), and (o). In determining whether an Employer is a member of a controlled group for purposes of Article XI, the rules of Code subsections 414(b) and (c) will be applied as modified by Code subsection 415(h).

         "Required Aggregation Group" means a group of Retirement Plans comprising:

                  (1) each Retirement Plan of the Employer, including any terminated Retirement Plan, in which a Key Employee has been a Participant in the Plan Year containing the Determination Date or any of the 4 preceding Plan Years;

                  (2) each other Retirement Plan of the Employer that has enabled a Retirement Plan described in Paragraph (1) to meet the requirements of Code section 401(a)(4) or 410 during the period described in Paragraph (1).

         "Retirement Plan" means a retirement program of the Employer intended to qualify under Code subsection 401(a).

         "Rollover Account" means a Participant's Account attributable to Rollover Contributions.

         "Rollover Contribution" means a contribution made by an Eligible Employee pursuant to Section 4.07.

         "Secretary" means the U.S. Secretary of Treasury or his delegate.

         "Severance from Service" occurs on the earlier of the following two dates:

                  (1) The date the Employee quits, is discharged, retires or dies; or

                  (2)      The later of:

                           (A) the first anniversary of the first day the Employee is absent from the service of the Employer for a reason not enumerated in Paragraph (1);

                           (B) the expiration of an authorized leave of absence, provided the Employee does not return to the service of the Employer within 10 days following the expiration of the leave of absence;

                           (C) in the case of an absence due to maternity or paternity leave for reason of the birth of a child of the Employee, the placement of a child with the Employee in connection with the adoption of the child by the Employee, or the caring for a child for a period immediately following birth or placement, the second anniversary of the date the absence commences; or

                           (D) any period of military service in the Armed Forces of the United States required to be credited by law; provided, however, that the Employee does not return to the service of the Employer within the period the Employee's reemployment rights are protected by law.

         "Single Life Annuity" means a level monthly annuity beginning on the applicable Annuity Starting Date and continuing for the life of the Participant.

         "Spouse" means a person legally married to a Participant. Except as otherwise required by ERISA or the Code, neither common law marriage nor any similar relationship will be recognized as marriage for purposes of the Plan. A former Spouse will also be considered a Spouse to the extent provided under a Qualified Domestic Relations Order.

         "Top-Heavy Group" means an Aggregation Group described in Subsection 13.02(b).

         "Top-Heavy Plan" means a Retirement Plan described in Subsection 13.02(a).

         "Trust" means the trust established by the Company under the Plan.

         "Trust Agreement" means the agreement between the Company and the Trustee establishing the Trust to implement and support the operation of the Plan.

         "Trust Assets" means the assets of the Trust regardless of the Fund in which those assets are invested.

         "Trustee" means the original trustee of the Trust and any person becoming successor trustee of the Trust.

         "Valuation Date" means each business day.

         "Voluntary Account" means a Participant's Account attributable to Voluntary Contributions.

         "Voluntary Contribution" means a voluntary, non-deductible contribution made by a Participant prior to July 1, 2000.

         Section 2.02. Rules of Construction. The following rules of construction will govern in interpreting the Plan:

         (a) In resolving any conflict between provisions of this Plan and in resolving any other uncertainty as to the meaning or intention of any provision of this Plan, the interpretation that will prevail is the interpretation that (1) causes the Plan to constitute a qualified plan under the provisions of Code section 401, with the contributions of the Employer to the Trust as items deductible by the Employer from net income for federal income tax purposes, (2) causes the Plan to contain a qualified cash or deferred arrangement described in Code subsection 401(k), and (3) causes the Plan to comply with all applicable requirements of ERISA.

         (b) Other than as specified in Subsection (a), the provisions of this Plan will be construed and governed in all respects under and by the internal laws of the State of Indiana.

         (c) Words used in the masculine gender will be construed to include the feminine gender, where appropriate.

         (d) Words used in the singular will be construed to include the plural, where appropriate, and vice versa.

         (e) The headings and subheadings in the Plan are inserted for convenience of reference only and are not to be considered in the construction of any provision of the Plan.

         (f) If any provision of this Plan is held to violate the Code or ERISA or to be illegal or invalid for any other reason, that provision will be deemed to be null and void, but the invalidation of that provision will not otherwise impair or affect the Plan.


                                   ARTICLE III
                          ELIGIBILITY AND PARTICIPATION

         Section 3.01. Date of Participation. An Employee will begin participation in the Plan immediately upon becoming an Eligible Employee.

         Section 3.02. Completion of Forms by Participants and Beneficiaries and Alternate Payees. Each Participant, Beneficiary and Alternate Payee will complete any forms and furnish any proofs or information required by the Plan Administrator.

         Section 3.03. Cessation of Participation. A Participant will cease to be a Participant on the date as of which (a) he is no longer an Eligible Employee and (b) all of his vested Accounts have been distributed.

         Section 3.04. Omission of Eligible Employee. If, in any Plan Year, any Eligible Employee who should be included as a Participant in the Plan is erroneously omitted, and discovery of the omission is not made until after a contribution by the Employer for the Plan Year has been made, the Employer will make a contribution with respect to the omitted Eligible Employee in the amount that the Employer would have contributed on his behalf had he not been omitted. The contribution will be made whether or not it is deductible in whole or in part in any taxable year. For this purpose, the amount of Elective Deferrals that the Employer would have contributed on behalf of an Eligible Employee for a Plan Year had he not been omitted will be equal to the Deferral Percentage for the group of Highly Compensated Participants or Nonhighly Compensated Participants to which the Participant belongs for the Plan Year.

         Section 3.05. Inclusion of Ineligible Employee. If, in any Plan Year, any Employee who should not have been included as a Participant in the Plan is erroneously included, and discovery of the inclusion is not made until after a contribution by the Employer for the Plan Year has been made, the Employer will not be entitled to recover the contribution made with respect to the ineligible Employee whether or not a deduction is allowable with respect to the contribution. The amount contributed with respect to the ineligible Employee will be treated as though it were an excess Annual Addition and either returned to the ineligible Employee or reallocated among the Accounts of Participants entitled to a contribution for the Plan Year in which the erroneous error is discovered, in the manner described at Section 11.03.

                                   ARTICLE IV
                                  CONTRIBUTIONS

         Section 4.01. Trust Fund. All contributions under the Plan will be paid or transferred to the Trustee to be held, managed, invested, and distributed in accordance with the provisions of the Plan and Trust Agreement. All benefits under the Plan will be distributed solely from the Trust Assets, and the Employer will have no liability for those benefits.

         Section 4.02. Elective Deferrals. An active Participant may elect to have Elective Deferrals made to the Plan as follows:

         (a) A Participant may elect to have Elective Deferrals made on his behalf by entering into a written salary redirection agreement with the Employer that authorizes payroll deductions in an amount not to exceed 15% of his Compensation, but not more than the elective deferral limitation set forth in Code paragraph 402(g)(1) for a Plan Year (as adjusted from time to time pursuant to Code paragraph 402(g)(5)); provided, however, that any election will be subject to reduction by the Plan Administrator in accordance with Section 4.03.

         (b) A Participant's election to make or change the rate of Elective Deferrals will become effective as soon as administratively feasible after the date on which a completed salary redirection agreement is received by the Plan Administrator. A Participant may discontinue his Elective Deferrals any time by giving written notice to the Plan Administrator. No election to make, discontinue, or change the rate of Elective Deferrals will be given retroactive effect.

         (c) A Participant who discontinues his Elective Deferrals during a Plan Year may not enter into a new salary redirection agreement with the Employer that will become effective before the first day of the next Plan Year. A Participant who receives a hardship distribution as described in Treasury regulation section 1.401(k)-1(d)(2)(iv)(B) from any other Retirement Plan may not have Elective Deferrals made to the Plan for twelve months following receipt of the hardship distribution.

         (d) A former Eligible Employee who again becomes an Eligible Employee and who is or becomes a Participant upon reemployment may elect to have Elective Deferrals made on his behalf by signing and delivering to the Plan Administrator a salary redirection agreement, in which case the election will be given effect as soon as administratively feasible.

         (e) Elective Deferrals will be paid in cash to the Trustee by the Employer within a reasonable period after they are withheld from a Participant's pay and in no event later than the 15th business day of the month following the month in which they were withheld.

         (f) Elective Deferrals made on behalf of a Participant with respect to a Plan Year will be allocated to the Participant's Elective Deferral Account as of the earlier of the date on which they are contributed to the Trust or the last day of the Plan Year.

         (g) The Plan Administrator may establish additional nondiscriminatory rules and procedures governing the manner and timing of a Participant's elections to make, change, or discontinue Elective Deferrals, provided that the rules and procedures are consistent with the Plan.

         Section 4.03. Limitation on Elective Deferrals. The amount of Elective Deferrals made on behalf of Participants will be subject to the following limitations:

         (a) Elective Deferrals made on behalf of Highly Compensated Participants for a Plan Year will not result in a Deferral Percentage for Highly Compensated Participants that exceeds both:

                  (1) 1.25 times the Deferral Percentage for Non-Highly Compensated Participants for the prior Plan Year; and

                  (2) the lesser of (A) two times the Deferral Percentage for Non-Highly Compensated Participants for the prior Plan Year or (B) two percentage points more than the Deferral Percentage for Non-Highly Compensated Participants for the prior Plan Year.

In determining the Deferral Percentage for a group for a Plan Year, all "eligible employees" will be taken into account. For this purpose, an "eligible employee" for a Plan Year is any Employee who is directly or indirectly eligible to make an Elective Deferral for all or a portion of the Plan Year and includes an Employee who would be eligible to make an Elective Deferral but for his failure to make an election pursuant to Section 4.02 or his hardship withdrawal under another Retirement Plan, or because the Elective Deferral would cause the limitation of Article XI to be exceeded.

         (b) At such times as it deems advisable, the Plan Administrator will evaluate the Plan's operation to assure that Elective Deferrals elected by Highly Compensated Participants do not cause the limitations of Subsection (a) to be exceeded. The Employer, in its sole discretion, may make a Qualified Nonelective Contribution to the Elective Deferral Accounts of active Participants who are Non-Highly Compensated Participants, allocated among those Accounts in proportion to those Participants' relative Compensation for the Plan Year that is paid on or after the date they become Participants, to assist the Plan in satisfying the limitations of Subsection (a). Any Qualified Nonelective Contribution made shall satisfy the conditions set forth in 26 C.F.R. Section 1.401(k)-1(b)(5). To the extent that Highly Compensated Participants' Elective Deferrals would, if carried out, cause the limitations of Subsection (a) to be exceeded, the following provisions will apply:

                  (1) The Deferral Ratio of the Highly Compensated Participant with the highest Deferral Ratio will be reduced to the higher of (A) the Deferral Ratio necessary to enable the Plan to satisfy the limitations of Subsection (a) or (B) the Deferral Ratio of the Highly Compensated Participant with the next highest Deferral Ratio. The foregoing process will be repeated until the limitations of Subsection (a) are satisfied. The portion of any Elective Deferral that has been contributed to the Plan and is attributable to a reduction in a Participant's Deferral Ratio pursuant to this Paragraph will be regarded as an excess Elective Deferral.

                  (2) The total dollar amount of excess Elective Deferrals will be allocated to one or more Highly Compensated Participants by reducing the Elective Deferrals of the Highly Compensated Participant with the highest dollar amount of Elective Deferrals by the lesser of
         (A) the amount required to cause that Participant's Elective Deferrals to equal the Elective Deferrals of the Highly Compensated Participant with the next highest dollar amount or (B) an amount equal to the total amount of excess Elective Deferrals. This process will be repeated until all excess Elective Deferrals are allocated.

                  (3) The Trustee will distribute any excess Elective Deferrals, together with all income allocable thereto, to the Highly Compensated Participants to whom they were allocated pursuant to Paragraph (2) within one year after the end of the Plan Year for which they were made.

         (c) If Elective Employer Contributions with respect to a Participant for a calendar year exceed the limitation of Code paragraph 402(g)(1) (as adjusted from time to time pursuant to Code paragraph 402(g)(5)), the Participant will notify the Plan Administrator not later than March 1 of the following year of the portion of the excess Elective Employer Contributions allocable to the Plan. If the Plan Administrator receives notice from a Participant pursuant to the preceding sentence, the Plan Administrator will cause the Trustee to distribute to the Participant not later than the following April 15 the portion of the excess Elective Employer Contributions allocable to the Plan and any income allocable to that portion.

         Section 4.04. Matching Contributions. The Employer shall make Matching Contributions to the Plan as follows:

         (a) Except as otherwise specifically provided in Subsection (b), for each Plan Year, the Employer shall contribute to the Plan on behalf of each Participant a Matching Contribution equal to 100% of the Participant's Elective Deferrals not in excess of 3% of the Participant's Compensation for that Plan Year, plus 50% of the Participant's Elective Deferrals in excess of 3%, but not in excess of 5%, of the Participant's Compensation for that Plan Year.

         If the Participant's Elective Deferrals stop before the end of a Plan Year because they reach the limitation in Code subsection 402(g), then the Employer shall make a catch-up Matching Contribution for that Plan Year. The catch-up Matching Contribution will be equal to the difference between (a) and
(b), where (a) is 100% of the Participant's Elective Deferrals for the Plan Year not in excess of 3% of the Participant's Compensation for that Plan Year, plus 50% of the Participant's Elective Deferrals for the Plan Year in excess of 3%, but not in excess of 5%, of the Participant's Compensation for that Plan Year, and (b) is the amount of the Matching Contributions previously made for the Participant for the Plan Year.

         (b) For the Plan Year beginning January 1, 2000, the Employer shall make Matching Contributions based on the Participant's Elective Deferrals and Compensation after June 30, 2000.

         (c) Notwithstanding the foregoing provisions of this Section, the Employer shall not make a Matching Contribution on behalf of a Highly Compensated Participant for a Plan Year to the extent that it would cause the limitations of Subsection 4.05(a) or (b) to be exceeded for the Plan Year. Matching Contributions for a Plan Year shall be paid to the Trustee as soon as practicable after the end of the pay period for which they are made and shall be allocated to the Account of the Participant on whose behalf they were made as of the end of the pay period.

         Section 4.05. Limitation on Matching Contributions and Voluntary Contributions. The amount of Matching Contributions and Voluntary Contributions that may be allocated to the Accounts of Highly Compensated Participants will be subject to the following limitations:

         (a) Matching Contributions and Voluntary Contributions made on behalf of Highly Compensated Participants for a Plan Year will not result in a Contribution Percentage for Highly Compensated Participants that exceeds both:

                  (1) 1.25 times the Contribution Percentage for Non-Highly Compensated Participants for the prior Plan Year; and

                  (2) the lesser of (A) two times the Contribution Percentage for Non-Highly Compensated Participants for the prior Plan Year or (B) two percentage points more than the Contribution Percentage for Non-Highly Compensated Participants for the prior Plan Year.

         (b) Matching Contributions and Voluntary Contributions made on behalf of Highly Compensated Participants will not cause the sum of the Deferral Percentage and the Contribution Percentage for Highly Compensated Participants to exceed the sum of the following:

                  (1) 1.25 times the lesser of (A) the Deferral Percentage for Non-Highly Compensated Participants for the prior Plan Year or (B) the Contribution Percentage for Non-Highly Compensated Participants for the prior Plan Year; and

                  (2) the lesser of (A) two times the greater of (i) the Deferral Percentage for Non-Highly Compensated Participants for the prior Plan Year or (ii) the Contribution Percentage for Non-Highly Compensated Participants for the prior Plan Year or (B) two percentage points more than the greater of (i) the Deferral Percentage for Non-Highly Compensated Participants for the prior Plan Year or (B) the Contribution Percentage for Non-Highly Compensated Participants for the prior Plan Year.

The provisions of this Subsection (b) will apply only if the Deferral Percentage for Highly Compensated Participants for the Plan Year exceeds 1.25 times the Deferral Percentage for Non-Highly Compensated Participants for the prior Plan Year and the Contribution Percentage for Highly Compensated Participants for the Plan Year exceeds 1.25 times the Contribution Percentage for Non-Highly Compensated Participants for the prior Plan Year.

         (c) To the extent that, due to an error, the limitations of Subsection (a) are exceeded for a Plan Year, the following provisions will apply:

                  (1) To reduce the Contribution Ratio of Highly Compensated Participants, Voluntary Contributions shall be reduced as provided in this paragraph. If necessary, Matching Contributions shall then be reduced. The Contribution Ratio of the Highly Compensated Participant with the highest Contribution Ratio will be reduced to the higher of (A) the Contribution Ratio necessary to enable the Plan to satisfy the limitations of Subsection (a) or (B) the Contribution Ratio of the Highly Compensated Participant with the next highest Contribution Ratio. The foregoing process will be repeated until the limitations of Subsection (a) are satisfied. The portion of any Matching Contributions and Voluntary Contributions attributable to a reduction in a Participant's Contribution Ratio pursuant to this Paragraph will be regarded as an excess Voluntary Contribution and an excess Matching Contribution.

                  (2) The total dollar amount of any excess Matching Contributions and any excess Voluntary Contributions will be allocated to one or more Highly Compensated Participants by reducing the Matching Contributions and Voluntary Contributions of the Highly Compensated Participant with the highest dollar amount of Matching Contributions and Voluntary Contributions by the lesser of (A) the amount required to cause that Participant's Matching Contributions and Voluntary Contributions to equal the Matching Contributions and Voluntary Contributions of the Highly Compensated Participant with the next highest dollar amount or (B) the total amount of excess Matching Contributions and excess Voluntary Contributions. This process will be repeated until all excess Matching Contributions and excess Voluntary Contributions are allocated.

                  (3) The Trustee will distribute any vested excess Matching Contributions and excess Voluntary Contributions, together with all income allocable thereto, to the Highly Compensated Participants to whom they were allocated pursuant to Paragraph (2) within one year after the end of the Plan Year for which they were made. Any nonvested excess Matching Contributions allocated to a Highly Compensated Participant for a Plan Year pursuant to Paragraph (2), together with all income allocable to them, shall be forfeited as of the last day of the Plan Year for which the contributions were made and treated as provided in Subsection 6.04(c).

         (d) To the extent that, after the application of Subsection (c), the limitations of Subsection (b) are exceeded for a Plan Year, the following provisions will apply:

                  (1) To reduce the Contribution Ratio of Highly Compensated Participants, Voluntary Contributions shall be reduced as provided in this paragraph. If necessary, Matching Contributions shall then be reduced. The Contribution Ratio of the Highly Compensated Participant with the highest Contribution Ratio will be reduced to the higher of (A) the Contribution Ratio necessary to enable the Plan to satisfy the limitations of Subsection (b) or (B) the Contribution Ratio of the Highly Compensated Participant with the next highest Contribution Ratio. The foregoing process will be repeated until the limitations of Subsection (b) are satisfied. The portion of any Matching Contribution and any Voluntary Contribution attributable to a reduction in a participant's Contribution Ratio pursuant to this paragraph will be regarded as an excess Matching Contribution and an excess Voluntary Contribution.

                  (2) The total dollar amount of any excess Matching Contributions and any excess Voluntary Contributions will be allocated to one or more Highly Compensated Participants by reducing the Matching Contributions and Voluntary Contributions of the Highly Compensated Participant with the highest dollar amount of Matching Contributions and Voluntary Contributions by the lesser of (A) the amount required to cause that Participant's Matching Contributions and Voluntary Contributions to equal the Matching Contributions and Voluntary Contributions of the Highly Compensated Participant with the next highest dollar amount or (B) the total amount of excess Matching Contributions and Voluntary Contributions. This process will be repeated until all excess Matching Contributions and Voluntary Contributions are allocated.

                  (3) The Trustee will distribute any vested excess Matching Contributions and excess Voluntary Contributions, together with all income allocable thereto, to the Highly Compensated Participants to whom they were allocated pursuant to Paragraph (2) within one year after the end of the Plan Year for which they were made. Any nonvested excess Matching Contributions allocated to a Highly Compensated Participant for a Plan Year pursuant to Paragraph (2), together with all income allocable to them, shall be forfeited as of the last day of the Plan Year for which the contributions were made and treated as provided in Subsection 6.04(c).

         (e) In determining the Contribution Percentage for a group for a Plan Year, all "eligible employers" will be taken into account. For this purpose, an "eligible employee" for a Plan Year is any Employee who is directly or indirectly eligible to receive a Matching Contribution or make a Voluntary Contribution for all or a portion of the Plan Year and includes an Employee who would be eligible to receive a Matching Contribution and make a Voluntary Contribution but for his failure to make an election pursuant to the Plan or his hardship withdrawal under another Retirement Plan, or because the Matching Contribution and Voluntary Contribution would cause the limitation of Article XI to be exceeded.

         Section 4.06. Profit Sharing Contributions. The Employer will contribute to the Trust for each Plan Year that amount, if any, determined by the Board of Directors, provided that the amount of the Profit Sharing Contributions, when added to all Elective Deferrals and Matching Contributions for the Plan Year, does not exceed the amount allowable as a deduction from the Employer's income for federal income tax purposes. Profit Sharing Contributions for a Plan Year will be paid to the Trustee not later than the tax return due date for the Employer's tax year ending with or during the Plan Year and will be allocated as of the last day of the Plan Year among the Profit Sharing Accounts of Participants on that date, in proportion to their relative Compensation for the Plan Year. Notwithstanding the foregoing provisions, an Employer shall not make a Profit Sharing Contribution on behalf of a Participant to the extent that it would cause the limitations of Section 11.02 to be exceeded with respect to that Participant for the Plan Year.

         Section 4.07. Rollover Contributions. At any time during a Plan Year, an Eligible Employee may make a Rollover Contribution to the Trust (a) in cash; or (b) in Company Stock that, immediately before the Rollover Contribution is made, is held in the Eligible Employee's account in a qualified retirement plan maintained by a Related Employer or in an individual retirement account that holds only amounts rolled into it from the Eligible Employee's account in a qualified retirement plan maintained by a Related Employer. The Eligible Employee must establish to the satisfaction of the Plan Administrator that the contribution satisfies all applicable requirements of Code sections 402 and 408 and any other criteria that the Plan Administrator may establish from time to time to ensure that the contribution will not adversely affect the Plan's qualified status. A Rollover Contribution will be allocated to the Rollover Account of the Eligible Employee who made it as of the date it is received by the Trustee.

         Section 4.08. Minimum Contribution Requirement. If the Plan is a Top-Heavy Plan for a Plan Year, the minimum contribution requirements of Code subsection 416(c) will be satisfied by the Employer as follows:

         (a) the Employer will contribute on behalf of each Non-Key Employee who is both a Participant and an Employee on the last day of the Plan Year (regardless of the Participant's Hours of Service during the Plan Year) a contribution that, together with any contribution otherwise made on behalf of the Employee to the Plan or another defined contribution plan of the Employer, is not less than the lesser of (1) 3% of the Employee's Regulatory Compensation for the Plan Year or (2) the percentage at which contributions are made (or required to be made) under the Plan and under any other defined contribution plan for the Plan Year for the Key Employee for whom the percentage is the highest for the Plan Year. That percentage will be determined for each Key Employee by dividing the contributions for that Employee by his Regulatory Compensation for the Plan Year.

         (b) A Non-Key Employee who is a Participant at the end of the Plan Year and who has at least 1,000 Hours of Service (or equivalent service as determined pursuant to 29 C.F.R. Section 2530.200b-3) for the Plan Year under a top-heavy defined benefit plan of the Employer will receive, instead of the minimum contribution provided in Subsection (a), an accrued benefit under the defined benefit plan that is at least as large as the defined benefit provided for in the following sentence. The minimum accrued benefit required by the preceding sentence, together with the balance of the Employee's Accounts attributable to Employer contributions under this Plan and the balance, if any, of the Employee's accounts attributable to Employer contributions under any defined contribution plan of the Employer, must equal at all times at least the product of the Employee's average Regulatory Compensation for the 5 consecutive years when the Employee had the highest aggregate Regulatory Compensation from the Employer and the lesser of 2% per Year of Continuous Service (excluding years when neither plan was top-heavy and years completed before January 1,
1984) or 20%.

         Section 4.09. Nondiversion and Exclusive Benefit. Except as expressly provided in this Section, the Trust Assets will not revert to the Employer and will be devoted exclusively to the payment of benefits to Participants, Beneficiaries, and other persons and for the payment of reasonable administration expenses as provided in the Plan and the Trust Agreement. The Trustee will, however, return to the Employer a contribution to the Plan under the following circumstances:

         (a) If any contribution is made to the Plan by mistake of fact and the Employer requests in writing that the contribution be returned, the Trustee will comply with the Employer's request; provided, however, that no contribution may be returned to the Employer pursuant to this Subsection more than one year after the date on which the contribution is made; or

         (b) To the extent that the deduction for a contribution made by the Employer is disallowed, the contribution will be returned to the Employer (to the extent disallowed) within one year after the disallowance of the deduction, if the Employer so requests in writing.

         If an Elective Deferral or Voluntary Contribution is returned to the Employer pursuant to this Section, the Employer will return the contribution to the Participant on whose behalf the contribution was made.

                                    ARTICLE V
                           ACCOUNTING AND INVESTMENTS

         Section 5.01. Participants' Accounts. The Plan Administrator will create and maintain adequate records to disclose the interest in the Trust of each Participant, Beneficiary and Alternate Payee. Records will be in the form of individual bookkeeping accounts, and credits and charges will be made to those Accounts pursuant to Article IV and the following provisions of this
Article V. Each Participant will have a separate Elective Deferral Account, Matching Account, Profit Sharing Account, and Voluntary Account. Each Eligible Employee who makes a Rollover Contribution will have a separate Rollover Account. Each Beneficiary, and to the extent required by a Qualified Domestic Relations Order, each Alternate Payee, will have the same separate accounts maintained for the Participant from whom their Plan benefits derived. The maintenance of individual Accounts is for accounting purposes only, and a segregation of Trust Assets to each Account will not be required. The Plan Administrator will also maintain records to indicate the amount of each Participant's Accounts in each Fund.

         Section 5.02. Separate Investment Funds. The Trust Assets will be kept in the common Funds that the Company may designate from time to time, and may include a Fund primarily invested in Company Stock. The respective assets of each Fund will be accounted for separately from those of each other Fund and will be invested in accordance with the investment guidelines established for the Fund by the Company. The Trustee's discretion in investing the assets of the Funds will be subject only to the foregoing provisions of this Section, the Trust Agreement, and ERISA. The Trustee may invest the assets of any Fund and commingle funds to the extent that the investment is consistent with the purposes of the Fund.

         Section 5.03. Valuation Standards. If the value of the Trust Assets is not readily ascertainable from the transactions of a securities exchange, the Trust Assets will be valued in accordance with the Trustee's best judgment. In determining the value of the Trust Assets, the Trustee will exercise its best judgment, using generally accepted trust and accounting principles, and all such determinations of value will be binding upon all persons claiming benefits under the provisions of the Plan.

         Section 5.04. General Method of Determining Values of Participants' Accounts. The value of each Account of a Participant will be the value of the Account as of the preceding Valuation Date, increased by the dollar amount of any contributions allocated to the Account after the preceding Valuation Date and decreased by the amount of any payments made from the Account after the preceding Valuation Date. On each Valuation Date, each Account will be adjusted by the dollar amount of any earnings or losses allocated to that Account as of that Valuation Date.

         Section 5.05. Allocation of Earnings to Accounts. On each Valuation Date, earnings will be allocated as follows:

         (a) The earnings of a Fund, whether positive or negative, will be allocated among all Accounts in proportion to the relative value of those Accounts invested in the Fund as of the end of the preceding Valuation Date (as adjusted pursuant to Subsection (b)). Accounts terminated since the end of the preceding Valuation Date will be disregarded for purposes of this Subsection.

         (b) For purposes of determining the allocation of investment earnings pursuant to Subsection (a), the value of a Participant's Accounts as of the preceding Valuation Date will be adjusted as follows:

                  (1) The value of a Participant's Accounts invested in a Fund as of the preceding Valuation Date will be decreased by any amounts distributed from the Participant's Accounts invested in that Fund since the preceding Valuation Date (excluding any amounts distributed as of the date on which the investment earnings are allocated).

                  (2) The value of a Participant's Accounts invested in a Fund as of the preceding Valuation Date will be increased by the amount of any Elective Deferrals, Rollover Contributions or Voluntary Contributions allocated to the Participant's Accounts invested in that Fund since the preceding Valuation Date.

         (c) The investment earnings of each Fund between Valuation Dates will be equal to the difference between the fair market value of the Fund as of the preceding Valuation Date and the current Valuation Date; plus (1) the amount of benefits paid from the Fund and (2) amounts transferred from the Fund to another Fund since the preceding Valuation Date; and less (1) any contributions made to the Fund and (2) any amounts transferred to the Fund from another Fund since the preceding Valuation Date.

         Section 5.06. Crediting of Contributions and Forfeitures to Particular Funds. A Participant's Accounts will be invested in a particular Fund or Funds according to his written designation. Subject to any rules the Plan Administrator may reasonably establish, a Participant may invest in more than one Fund. If the Participant does not designate a particular Fund, contributions allocated to his Accounts will be invested in a Fund designated by the Plan Administrator as the Fund to receive such allocations.

         Section 5.07. Transfers Among Funds. To the extent permitted by the Plan Administrator, a Participant may cause a transfer of all or a part of his Accounts invested in one Fund to be transferred to another Fund. A Participant who desires such a transfer will execute a written form provided by the Plan Administrator and will file it with the Plan Administrator within the time limits specified by the Plan Administrator. Every transfer election will be irrevocable and will specify the Fund from which the transfer is to be made and the Fund into which the transfer is to be made.

         Section 5.08. Investment Discretion of Beneficiaries and Alternate Payees. A Participant's Beneficiary and Alternate Payee will be entitled to exercise investment discretion with respect to his Accounts pursuant to the foregoing provisions.

                                   ARTICLE VI
                             VESTING AND FORFEITURE

         Section 6.01. Nonforfeitability. For all purposes of the Plan, a "vested" interest is an interest that is nonforfeitable in that it constitutes a claim that is unconditional and legally enforceable against the Plan.

         Section 6.02. Vested Interests. A Participant's interest in his or her Elective Deferral Account, Voluntary Account, Rollover Account, and that portion of his or her Profit Sharing Account attributable to profit sharing contributions made prior to 1994 shall be 100% vested at all times.

         Section 6.03. Vesting of Matching Account and Profit Sharing Account. A Participant's interest in his or her Matching Account and that portion of the Participant's Profit Sharing Account attributable to Profit Sharing Contributions shall be forfeitable, except as that interest becomes vested under the following provisions:

         (a) A Participant's interest in his or her Matching Account and that portion of his or her Profit Sharing Account attributable to Profit Sharing Contributions shall be 100% vested upon the occurrence of any of the following events:

                  (1) attainment of the normal retirement age of 65 while an Employee;

                  (2)      death or Disability while an Employee;

                  (3) a complete discontinuance of contributions under the Plan;

                  (4) partial termination of the Plan (within the meaning of the Code) with respect to the Participant; or

                  (5)      termination of the Plan.

                  (6) Except as otherwise provided in this Section, a Participant's interest in his or her Matching Account and that portion of his or her Profit Sharing Account attributable to Profit Sharing Contributions shall become 100% vested upon completion of one year of Continuous Service.

         Section 6.04. Forfeitures.

         (a) Except as provided in Subsection (b), no amount credited to a Participant shall be forfeited upon Severance from Service until he incurs five consecutive one year Periods of Severance or dies while not an Employee. When a Participant incurs five consecutive one year Periods of Severance or dies while not an Employee, the nonvested portion of his Matching Account and the nonvested portion of his Profit Sharing Account shall be forfeited.

         (b) Notwithstanding Subsection (a), if a Participant's entire vested Accounts are distributed (or deemed distributed pursuant to Section 7.05) before the end of the Plan Year following the Plan Year in which the Participant incurs a Severance from Service, the nonvested portion of the Participant's Accounts shall be forfeited immediately upon the distribution. If a former Participant is reemployed by the Employer, the amount forfeited pursuant to the preceding sentence shall be restored if the Participant repays to the Trust the full amount distributed to him before the date on which he incurs 5 consecutive one year Periods of Severance after the date of the distribution. Amounts restored shall come from Trust income and, to the extent necessary, forfeitures. If Trust income and forfeitures are insufficient to restore the forfeited amounts, the Employer shall make an additional contribution sufficient to restore the forfeited amount. The additional Employer contribution shall not constitute an Annual Addition.

         (c) The total dollar amount of all interests forfeited during a Plan Year shall be held in a separate suspense account until the last day of the Plan Year. To the extent that the forfeited amounts are attributable to the Matching Contribution for a Plan Year, the forfeited amounts shall be applied to reduce the Matching Contributions of the Employer pursuant to Section 4.04 in the current Plan Year and, if necessary, in future Plan Years. To the extent that the forfeited amounts are attributable to Profit Sharing Contributions, they shall be allocated as of the last day of the Plan Year among the Profit Sharing Accounts of Participants on that date, as provided in Section 4.06 for the allocation of Profit Sharing Contributions.


                                   ARTICLE VII
                                    BENEFITS

         Section 7.01. General. A Participant shall be entitled to receive benefits from the Plan as provided in this Section. A Participant's Accounts shall be distributed in the following forms:

         (a) If the Participant receives a lump sum distribution, the Participant's Accounts invested in Company Stock shall be distributed in the form of cash or Company Stock, as elected by the Participant or Beneficiary, except that the value of any fractional shares of Company Stock shall be distributed in cash.

         (b) Except as provided in Subsection (a), a Participant's Accounts shall be distributed in cash.

         Section 7.02. Termination and Disability Benefits. If a Participant incurs a Disability or terminates employment for any reason other than death, his Accounts will be distributed as provided in this Section. If the value of a Participant's Accounts exceeds $5,000, the Participant may elect at any time after incurring a Disability or terminating employment to receive his Accounts as provided in Section 7.06. If a Participant files a written election with the Plan Administrator pursuant to the preceding sentence, the Plan Administrator will cause his Accounts to be distributed to him as soon as administratively feasible following the date it receives his election; provided, however, that if the distribution is to be in a form other than a Qualified Joint and Survivor Annuity or Single Life Annuity, the Participant's election to receive benefits before attaining age 62 must be a Qualified Election.

         Section 7.03. Benefits Payable on Death Before Annuity Starting Date. If a Participant dies before his Annuity Starting Date, his Accounts will be used to provide death benefits as follows:

         (a) If the Participant is married and there has been no waiver of the Qualified Preretirement Survivor Annuity pursuant to a Qualified Election, his Accounts will be used to provide a Qualified Preretirement Survivor Annuity. Payment of the Qualified Preretirement Survivor Annuity to the Spouse will begin as of the date elected in writing by the Spouse.

         (b) If the Participant's Spouse is entitled to a Qualified Preretirement Survivor Annuity pursuant to Subsection (a), the Spouse may elect in writing to receive benefits in any optional form of a benefit available under Subsection 7.06(b).

         (c) If the Participant is not married, or if the Participant is married and there has been a waiver of the Qualified Preretirement Survivor Annuity pursuant to a Qualified Election, his Accounts will be distributed to his Beneficiary in any optional form of benefit available under Subsection 7.06(b) that the Participant elects in writing. If the Participant has not elected an optional form of benefit, his Accounts will be paid to his Beneficiary in one lump sum payment as soon as administratively feasible after his death.

         (d) To be a Qualified Election, an election to waive the Qualified Preretirement Survivor Annuity must be made in writing during the Applicable Election Period and, if the Participant is married, must be consented to by the Participant's Spouse. In addition, the Beneficiary designated by the election may not be changed without the Spouse's consent. The Spouse's consent must be given in writing during the Applicable Election Period, must acknowledge the effect of the election and the consent, must be witnessed by a Plan representative or notary public, and is irrevocable. If the Participant establishes to the satisfaction of a Plan representative that the Spouse's written consent cannot be obtained because there is no Spouse or the Spouse cannot be located, the Spouse's consent will be deemed to have been given. If a Participant is legally separated from his Spouse or has been abandoned by his Spouse (within the meaning of local law) and the Participant has a court order to that effect, the Spouse's consent will not be required unless a Qualified Domestic Relations Order provides otherwise. Any Spousal consent will be valid only with respect to the Spouse who signs the consent, or in the event of a deemed consent, the designated Spouse. If a Participant's Spouse is legally incompetent to give consent, the Spouse's legal guardian (even if the guardian is the Participant) may give consent. A Participant may revoke a prior Qualified Election at any time.

         Section 7.04. Benefits Payable on Death after Annuity Starting Date. If a Participant dies after his Annuity Starting Date, any survivor benefits will be distributed in accordance with the terms of the benefit form in effect on the date of his death. The Participant's Beneficiary may elect in writing to accelerate the payment of any survivor benefits not already applied to purchase an annuity contract pursuant to Subsection 7.06(d).

         Section 7.05. Payment of Small Accounts. Notwithstanding any other provision of the Plan, if the value of any benefit payable under the Plan does not exceed $5,000, the Participant's Accounts will be distributed in a lump sum payment as soon as administratively feasible after he is determined to be Disabled, terminates employment or dies, whichever is applicable. For purposes of this Section, if the present value of a Participant's vested benefit is zero, the Participant shall be deemed to have received a distribution.

         Section 7.06. Form of Benefits. Except as otherwise expressly provided in this Article, the form of distribution will be determined pursuant to this Section.

         (a) Normal Form. If a Participant is married on his Annuity Starting Date, the normal form of benefit payment will be a Qualified Joint and Survivor Annuity. If a Participant is not married on his Annuity Starting Date, the normal form of benefit payment will be a Single Life Annuity.

         (b) Optional Forms. A Participant may elect one or more optional forms of benefit pursuant to a Qualified Election during the Applicable Election Period. The optional forms of benefit are:

                  (1)      a lump sum payment;

                  (2) monthly, quarterly, semiannual or annual installments over a fixed term;

                  (3)      a life annuity; or

                  (4) a level monthly annuity for the life of the Participant, with a survivor annuity to and for the life of his Beneficiary, in a monthly amount equal to at least 50% of the monthly amount payable during the joint lives of the Participant and his Beneficiary.

         (c) Qualified Election. In order to be a Qualified Election, an election to waive the Qualified Joint and Survivor Annuity or the Single Life Annuity must be made in writing during the Applicable Election Period and, if the Participant is married, must be consented to by the Participant's Spouse. In addition, the Beneficiary designated by the election may not be changed without the Spouse's consent. The Spouse's consent must be given in writing during the Applicable Election Period, must acknowledge the effect of the election and the consent, must be witnessed by a Plan representative or notary public, and is irrevocable. If the Participant establishes to the satisfaction of a Plan representative that the Spouse's written consent cannot be obtained because there is no Spouse or the Spouse cannot be located, the Spouse's consent will be deemed to have been given. If a Participant is legally separated from his Spouse or has been abandoned by his Spouse (within the meaning of local law) and the Participant has a court order to that effect, the Spouse's consent will not be required unless a Qualified Domestic Relations

Order provides otherwise. Any Spousal consent will be valid only with respect to the Spouse who signs the consent, or in the event of a deemed consent, the designated Spouse. If a Participant's Spouse is legally incompetent to give consent, the Spouse's legal guardian (even if the guardian is the Participant) may give consent. A Participant may revoke a prior Qualified Election at any time.

         (d) Purchase of Annuity Contracts. If a Participant's benefits are payable in the form of an annuity, the Plan Administrator may cause the Trustee to apply the Participant's Accounts for the purchase of an annuity contract from an appropriate insurance company.

         Section 7.07. Beneficiaries. A Participant's Beneficiary will be determined pursuant to this Section.

         (a) Except as provided pursuant to a Qualified Joint and Survivor Annuity or a Qualified Preretirement Survivor Annuity, the Participant's Beneficiary will be the person or persons, including a trustee, designated in writing by a Participant pursuant to practices of, or rules prescribed by, the Plan Administrator, as the recipient of a benefit payable under the Plan following the Participant's death. To be effective, a Beneficiary designation must be filed with the Plan Administrator during the Participant's life and acknowledged during the Participant's life by the Plan Administrator in writing.

         (b) If no person has been designated as the Beneficiary of a Participant, or if no person so designated survives the Participant, then the Beneficiary will be determined as follows:

                  (1) If the Participant is survived by a Spouse, the Spouse will be the Participant's Beneficiary.

                  (2) If the Participant is not survived by a Spouse, the Participant's estate will be the Participant's Beneficiary.

If any amount becomes payable under the Plan to a Beneficiary who survives the Participant but dies before receiving the benefit due him, and if the Participant has not named a contingent Beneficiary who survives the Participant, the Participant's remaining Accounts will be paid in a lump sum cash payment as soon as administratively feasible following the Beneficiary's death to the Beneficiary's estate.

         Section 7.08. Written Explanation of Benefits. The Plan Administrator will provide to Participants the written explanations required by this Section.

         (a) The Plan Administrator will provide to each Participant within the period that begins 90 days prior to, and ends 30 days prior to, the Annuity Starting Date a written explanation of (1) the terms and conditions of a Qualified Joint and Survivor Annuity or Single Life Annuity, (2) the Participant's right to make and the effect of an election to waive a Qualified Joint and Survivor Annuity or Single Life Annuity, (3) the rights of a Participant's Spouse with respect to the selection of benefit forms, and (4) the right to make and the effect of a revocation of a previous election to waive the Qualified Joint and Survivor Annuity or Single Life Annuity. A Participant may elect to waive any requirement that the Applicable Election Period extend at least 30 days after the Plan Administrator provides the Participant with the written explanation if (1) the Plan Administrator informs the Participant of his right to an Applicable Election Period that extends at least 30 days after he receives the written explanation,
(2) the Participant is permitted to revoke his election until the later of his Annuity Starting Date or 7 days after the date he receives the written explanation, (3) the Plan Administrator provides the written explanation before the Participant's Annuity Starting Date, and (4) the distribution commences more than 7 days after the Plan Administrator provides the written explanation. If the Participant is married, the Participant's Spouse must consent to the waiver in writing before a notary public or a Plan representative.

         (b) The Plan Administrator will provide to each Participant a written explanation of the death benefits under the Plan in such terms and in such manner as would be comparable to the explanation provided for meeting the requirements of Subsection (a) applicable to a Qualified Joint and Survivor Annuity. The time for providing the written explanation of the death benefits will be governed by the following provisions:

                  (1) If an Employee becomes a Participant before he reaches age 35, the Plan Administrator will provide the written explanation to the Participant within the period beginning on the first day of the Plan Year in which the Participant reaches age 32 and ending on the first day of the Plan Year in which the Participant reaches age 35.

                  (2) If a Participant becomes a Participant after reaching age 35, the Plan Administrator will provide the written explanation to each Participant within a reasonable period after he becomes a Participant.

                  (3) If a Participant Separates from Service before reaching age 35, the Plan Administrator will provide the written explanation to the Participant again within one year after the Separation from Service. If the Participant is later reemployed, the written explanation will again be provided to him after his reemployment pursuant to the provisions of the foregoing Paragraphs (1) and (2).

         Section 7.09. Permitted Withdrawals from Voluntary Account. A Participant may elect at any time, pursuant to a Qualified Election, to withdraw any amounts allocated to his Voluntary Account in cash. The form of distribution will be determined pursuant to Section 7.06. The Plan Administrator will distribute amounts from the Participant's Voluntary Account in accordance with the Participant's Qualified Election.

         Section 7.10. Other Distribution Rules Imposed by Federal Law. This Section has been included in the Plan to comply with the limitations imposed by Code paragraphs 401(a)(9) and 401(a)(14), and it will not be construed as providing for a form of benefit not otherwise provided for under the Plan. Notwithstanding any provision of this Plan to the contrary, any distribution under the Plan will be made in accordance with regulations under Code paragraph 401(a)(9) and will comply with the following rules:

         (a) Unless a Participant elects otherwise, the payment of his benefits under the Plan must begin not later than the 60th day after the end of the Plan Year in which occurs the latest of (1) the Participant's 65th birthday,
(2) the 10th anniversary of the Plan Year in which the Participant began participation in the Plan, or (3) termination of the Participant's employment with the Employer.

         (b) For purposes of this Section, "required beginning date" means, with respect to a Participant who is not a 5% owner as described in Code section 416, April 1 of the calendar year following the later of (1) the calendar year in which the Participant reaches age 70-1/2 or (2) the calendar year in which the Participant retires. With respect to a Participant who is a 5% owner as described in Code section 416, "required beginning date" means April 1 of the calendar year following the calendar year in which the Participant reaches age 70-1/2.

         (c) Notwithstanding any other provision of this Plan, the entire interest of each Participant will be distributed either (1) in a single lump sum payment not later than the required beginning date, or (2) in a series of payments beginning not later than the required beginning date over the life of the Participant or over the lives of the Participant and a designated Beneficiary (or over a period not extending beyond the life expectancy of the Participant or the life expectancy of the Participant and a designated Beneficiary). If a Participant's entire interest is to be distributed in other than a lump sum, then the amount to be distributed each year must be at least an amount equal to the quotient obtained by dividing the Participant's entire interest by the life expectancy of the Participant or joint and last survivor expectancy of the Participant and designated Beneficiary. Life expectancy and joint and last survivor expectancy are computed by the use of the expected return multiples contained in Tables V and VI of 26 C.F.R. Section 1.72-9. For purposes of this computation, life expectancies will not be recalculated.

         (d) If (1) the distribution of a Participant's interest has begun in accordance with Subsection (c) and (2) the Participant dies before his entire interest has been distributed to him, the remaining portion of his interest will be distributed at least as rapidly as under the method of distribution being used under Subsection (c) as of the date of his death.

         (e) Except as provided in Subsection (f), if a Participant dies before the distribution of his interest has begun in accordance with Subsection
(c), the entire interest of the Participant will be distributed within 5 years after his death.

         (f) For purposes of Subsection (e), any portion of a distribution that is payable to (or for the benefit of) a designated Beneficiary will be treated as completely distributed on the date the distributions begin if:

                  (1) that portion is to be distributed (in accordance with regulations prescribed by the Secretary) over the life of the designated Beneficiary (or over a period not extending beyond the life expectancy of the Beneficiary), and

                  (2) those distributions begin by the latest of (i) one year after the date of the Participant's death, (ii) any later date that the Secretary may establish by regulations, or (iii) if the Beneficiary is the Participant's surviving Spouse, the date that the Participant would have reached age 70-1/2.

         (g) If the designated Beneficiary is the surviving Spouse of the Participant, and if the surviving Spouse dies before the distributions to the Spouse begin, Subsections (d), (e), and (f) will be applied as if the surviving Spouse were the Participant.

         (h) For purposes of Subsection (f), payments will be calculated by use of the expected return multiples specified in Tables V and VI of 26 C.F.R.
Section 1.72-9. Life expectancies of Beneficiaries will be calculated at the time payment first commences without further recalculation.

         (i) For purposes of Subsections (c), (d), (e), and (f), if any amount paid to a child of the Participant becomes payable to the surviving Spouse when the child reaches the age of majority, that amount will be treated as if it had been paid to the surviving Spouse.

         (j) The method of distribution selected must assure that at least 50% of the present value of the amount available for distribution is paid within the life expectancy of the Participant.

         Section 7.11. Effect of Government Regulation on Payment of Benefits. If any regulation of the federal government or a federal agency prohibits or prevents the payment or distribution of benefits in the manner provided in the Plan, the Plan Administrator will conform to the regulation without amendment of the Plan.

         Section 7.12. Inalienability of Benefits. Except as provided in this Section, no Plan benefit will be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, or charge, whether voluntary or involuntary, and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, or charge a Plan benefit will be void. The prohibition set out in the preceding sentence will not apply to the creation, assignment, or recognition of a right to any benefit payable with respect to a Participant pursuant to a Qualified Domestic Relations Order or to any offset of a Participant's Accounts against an amount that the Participant is ordered or required to pay to the Plan pursuant to Code subparagraph 401(a)(13)(C).

         Section 7.13. Payments for Benefit of Incompetents. If any benefit is payable to a minor or other person legally incompetent and the Plan Administrator is aware of that person's status, the Plan Administrator will direct that payments be made to the legal guardian of that person or to such other person or organization as a court of competent jurisdiction may direct.

         Section 7.14. Qualified Domestic Relations Orders. In the event that a Qualified Domestic Relations Order provides for the payment of all or a portion of a Participant's Accounts to an Alternate Payee, distribution to the Alternate Payee may be made at any time specified in the Qualified Domestic Relations Order, irrespective of whether the Participant has reached the

"earliest retirement age," as defined in Code subsection 414(p). If a Qualified Domestic Relations Order provides for the immediate payment of all or a portion of a Participant's Accounts to an Alternate Payee, distribution will be made pursuant to the order as soon as administratively feasible following the Plan Administrator's determination that the order is a Qualified Domestic Relations Order.

         Section 7.15. Direct Rollovers. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election under this Section, a Distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover.


                                  ARTICLE VIII
                                 ADMINISTRATION

         Section 8.01. Administrator. The Company is the Plan Administrator.

         Section 8.02. Correction of Defects. The Plan Administrator may correct any defect or supply any omission or reconcile any error or inconsistency in its previous proceedings, decisions, orders, directions, or other actions in the manner and to the extent it deems advisable to carry out the purposes of the Plan.

         Section 8.03. Reliance upon Legal Counsel. The Employer and the Plan Administrator are entitled to rely upon all opinions given by legal counsel selected by the Plan Administrator.

         Section 8.04. Expenses. In the performance of its duties, the Plan Administrator is authorized to incur reasonable expenses, including counsel fees, that will, to the extent permitted by ERISA, be chargeable against the Trust Assets if the expenses are not paid by the Employer.

         Section 8.05. Powers and Duties of Plan Administrator. Subject to the specific limitations stated in this Plan, the Plan Administrator will have the following powers, duties, and responsibilities:

         (a)      To carry out the general administration of the Plan;

         (b) To cause to be prepared all forms necessary or appropriate for the administration of the Plan;

         (c)      To keep appropriate books and records;

         (d) To determine, consistent with the provisions of this Plan, the manner in which the Trust Assets will be allocated and disbursed;

         (e) To give directions to the Trustee as to the amounts to be disbursed to Participants and others under the provisions of the Plan;

         (f) To establish written procedures for determining, and to determine in accordance with those procedures, whether a domestic relations order is a Qualified Domestic Relations Order;

         (g) To exercise all other powers and duties specifically conferred upon the Plan Administrator elsewhere in this Plan and the Trust Agreement;

         (h) To exercise all duties and responsibilities imposed by ERISA upon the Plan Administrator as administrator of the Plan;

         (i) To interpret, with discretionary authority, the provisions of the Plan and to resolve, with discretionary authority, all disputed questions of Plan interpretation including eligibility, rights, and status of Participants and others under the Plan; and

         (j) To employ agents to assist it in performing its administrative duties.

The Plan Administrator will at all times make similar decisions on similar questions involving similar circumstances. Subject to the provisions of ERISA and Article IX, all decisions of the Plan Administrator made in good faith on all matters within the scope of its authority under the provisions of this Plan will be final and binding upon all persons.

         Section 8.06. Matters Specifically Excluded from Jurisdiction. Notwithstanding any other provision of this Plan, the Plan Administrator will have no power, duty, or authority with respect to determination of the amounts to be contributed by the Employer to the Trust.

         Section 8.07. Investment Manager. The Company may appoint an investment manager or managers to manage (including the power to acquire and dispose of any Trust Assets) those Trust Assets specified by the Company, subject to the conditions of this Section.

         (a) An appointed investment manager must (1) be registered as an investment adviser under the Investment Advisers Act of 1940; (2) be a bank as defined in that Act; or (3) be an insurance company qualified to perform investment management services in more than one state.

         (b) An appointed investment manager must, prior to acting with respect to the Trust Assets, acknowledge in writing that it accepts the duties given it under the Plan and that it is a fiduciary with respect to the Plan.

         (c) Upon the appointment of an investment manager, the Company will notify the Trustee of the appointment in writing, and will deliver to the Trustee a copy of the instruments evidencing the appointment, copies of the written acknowledgment referred to in Subsection (b), and written directions concerning the proper segregation of the Trust Assets into separate investment accounts, if appropriate. The Company' written notification will constitute a warranty as to the investment manager's qualifications under ERISA subsection 3(38), and the Trustee will be fully protected in relying on the investment manager's continued qualification and authority until otherwise notified in writing by the Company. The Trustee will follow the directions of an appointed investment manager regarding investment and reinvestment of Trust Assets. The Trustee will be under no obligation to review or give advice with respect to the investment manager's directions.

         (d) The Trustee will not be liable for the acts or omissions of the investment manager or be under an obligation to invest or otherwise manage any Trust Assets that are subject to management by the investment manager. The Trustee will have no liability arising out of following the directions of the investment manager.

         (e) The Company may remove an investment manager upon written notice to the Trustee, in which case the Trustee will, until notified of the appointment of a successor investment manager, accept and manage the Trust Assets previously managed by the investment manager.


                                   ARTICLE IX
                                CLAIMS PROCEDURES

         Section 9.01. Presentation of Claims. Any person believing himself to be entitled to a benefit under the Plan may file an application or claim for the benefit with the Plan Administrator. The Plan Administrator may adopt and supply forms for benefit applications, but no claim will be adversely affected because the claimant has not used the form adopted by the Plan Administrator. A claim for a benefit will be deemed to have been made upon receipt by the Plan Administrator of a written request for the benefit, signed by the claimant or his representative.

         Section 9.02. Denial of Claim. Failure of the Plan Administrator to allow a claim or any part of it within 90 days after its receipt of the claim will be considered to be a denial of the claim or the part of the claim not allowed. If a claim is denied in whole or in part, the Plan Administrator, within 90 days after receipt of the claim, will give the claimant written notice of the denial. If special circumstances require extension of the 90-day response period, the Plan Administrator may extend the period for up to 90 additional days by notifying the claimant, within the original 90-day period, of the extension, the reason for it, and when a decision can be expected. The notice of a claim denial will state, in a manner calculated to be understood by the claimant, the following:

         (a)      The specific reason or reasons for the denial;

         (b) Specific reference to the Plan provision or provisions on which the denial is based;

         (c) A description of any additional material or information that the claimant may need to perfect the claim, with an explanation of why the material or information is necessary; and

         (d) An explanation of the appeal right and procedure described in the next Section.

         Section 9.03. Claimant's Right to Appeal Denial of Claim. A claimant whose claim is denied, in whole or in part, will have the right of an appeal to the Plan Administrator for review of the denial. The following provisions will apply to the right of appeal:

         (a) The request for review must be filed with the Plan Administrator within 60 days after written notice of denial of the claim.

         (b) The request will be in writing signed by the claimant or his authorized representative.

         (c) The claimant will have the right, upon request, to review records and documents relating to the claim and to a hearing that are in the possession of the Plan Administrator.

         (d) The claimant may submit issues, arguments, and other comments in writing to the Plan Administrator, with any documentary evidence in support of his claim.

         (e) The decision by the Plan Administrator will be given to the claimant in writing within 60 days after receipt by the Plan Administrator of the claimant's request for review. If special circumstances require extension of the 60-day period, the Plan Administrator may extend the 60-day period for up to 60 additional days by notifying the claimant, within the original 60-day period, of the extension, the reason for it, and when a decision can be expected. If the decision denies the claim, in whole or in part, the decision will state the specific reasons for the denial, including specific references to the Plan provision or provisions on which the denial is based, all stated in language calculated to be understood by the claimant.


                                    ARTICLE X
              LIMITATIONS ON RIGHTS OF EMPLOYEES AND OTHER PERSONS

         Section 10.01. In General. The Plan is strictly a voluntary obligation on the part of the Employer and will not be deemed to constitute a contract between the Employer and any Employee or to be a consideration for, an inducement to, or a condition of the employment of any Employee. Neither the Employer, the Plan Administrator, nor the Trustee in any way guarantees against loss or depreciation of any Trust Assets or guarantees the payment of any benefit or amount that may become due under the Plan to any Participant, his Beneficiaries, or to any creditor of the Trust. Except as may be otherwise provided by ERISA, neither the Employer nor the Plan Administrator will be liable to any person for any act or omission of the Trustee, nor will the Trustee be liable to any person for any act or omission of the Employer or the Plan Administrator.

         Section 10.02. No Increase or Impairment of Other Rights. Nothing contained in the Plan will be deemed to give any Employee the right to be retained in the Employer's service or will interfere with the Employer's right to discharge or otherwise terminate any Employee's employment.

         Section 10.03. Trust Sole Source of Benefits. Except as may be otherwise provided by ERISA, no person will be entitled to any right or claim to benefits except to the extent that the right is specifically fixed under the terms of the Plan and there are Trust Assets available for payment of the benefits.

         Section 10.04. Other Limitations of Liability. Except as may be otherwise provided by ERISA, neither the Employer, the Plan Administrator, nor the Trustee will be under any liability or responsibility for the validity or effectiveness of the Plan or the Trust Agreement, or for any failure of this Plan or the Trust to qualify at any time or for any period as a tax-exempt plan or trust under the provisions of the Code or any applicable law or for any tax or increase in tax on a Participant or Beneficiary because of any benefits.

                                   ARTICLE XI
                PROVISIONS DESIGNED TO COMPLY WITH LIMITATIONS ON
                        CONTRIBUTIONS AND OTHER ADDITIONS

         Section 11.01. Purpose and Construction of This Article. This Article is included in the Plan to comply with limitations imposed by Code section 415, and all provisions of this Article will be construed and applied accordingly.

         Section 11.02. General Statement of Limitation. Notwithstanding any other provision of the Plan, a Participant's Annual Addition will not exceed the lesser of (a) $30,000 or (b) 25% of the Participant's Regulatory Compensation for that Plan Year.

         Section 11.03. Adjustments to Allocation of Contributions. If a Participant's Annual Addition would exceed the limitations of this Article to be exceeded for a Plan Year as a result of the allocation of forfeitures, a reasonable error in estimating a Participant's Regulatory Compensation, or under other limited facts and circumstances that the Commissioner of Internal Revenue finds justify the availability of the rules set forth in this Section, then the Participant's Annual Addition will be adjusted to the extent necessary to comply with the applicable limitation. Any adjustment to components of the Annual Addition pursuant to the preceding sentence will be made in the following order:
Voluntary Contributions, Elective Deferrals, Matching Contributions, Profit Sharing Contributions, and forfeitures. Any Elective Deferrals or Voluntary Contributions adjusted pursuant to this Section, and the gains attributable to them, will be distributed to the Participants on whose behalf they were made not later than the last day of the Plan Year following the Plan Year for which the limitation was exceeded. Any other excess contribution adjusted pursuant to this Section will be reallocated as provided in the Section of the Plan relating to the allocation of the particular type of contribution being reallocated. If the reallocation required by the preceding sentence would cause the amounts allocated to the Accounts of all Participants to exceed the limitation set out in Section 11.02 for a Plan Year, then the excess amounts will be held unallocated in a suspense account in the Trust and allocated in succeeding Plan Years, in order of time, to the maximum extent permitted by Section 11.02, until the account is exhausted. If a suspense account is in existence at any time during a Plan Year, other than the Plan Year described in the preceding sentence, all amounts in the suspense account must be allocated and reallocated to Participants' Accounts (subject to the limitations of this Article) before any contributions that would constitute Annual Additions may be made for the Plan Year.


                                   ARTICLE XII
                        AMENDMENT AND TERMINATION OF PLAN

         Section 12.01. Amendments in General. The Company reserves the right to modify or amend the Plan in whole or in part at any time or from time to time by action of its Board of Directors. The Company may not, however, make any modification or amendment that materially affects the rights, duties, or responsibilities of the Trustee, unless the Trustee consents in writing to the modification or amendment. Moreover, except as otherwise permitted by the Code and ERISA, the Company may not make a modification or amendment that:

         (a)      will reduce the Accounts of any Participant;

         (b) will eliminate an optional form of distribution with respect to benefits accrued before the amendment;

         (c) will make it possible for any part of the principal or income of the Trust to be used for, or diverted to, purposes other than the exclusive benefit of Participants, Beneficiaries, and other persons entitled to benefits under the Plan; or

         (d) will permit any part of the principal or income of the Trust to revert to the Employer.

         Section 12.02. Amendments Necessary to Bring Plan into Compliance with the Code and ERISA. Notwithstanding any other provision of the Plan, any modification or amendment of the Plan may be made, retroactively if necessary, that may be required (a) to cause the Trust to constitute a qualified trust under the provisions of Code section 401, (b) to cause the Plan to contain a qualified cash or deferred arrangement under Code subsection 401(k), or (c) to comply in every respect with ERISA.

         Section 12.03. Amendments to Vesting Provisions. No amendment to the vesting provisions of the Plan will deprive a Participant of his nonforfeitable rights to benefits accrued before the date of the amendment. Further, if the Plan's vesting provisions are amended, each Participant with at least 3 years of Continuous Service may elect, within the period specified in the following sentence, to have his nonforfeitable percentage computed under the Plan without regard to the amendment. The period during which the election may be made will begin with the date the amendment is adopted and will end 60 days after the latest of the following events occurs: (1) the amendment is adopted, (2) the amendment becomes effective, or (3) the Participant is issued written notice of the amendment by the Employer.

         Section 12.04. Termination of Plan. The Plan is intended to be permanent, and the Trust created in support of the Plan is intended to be irrevocable, except in the manner and to the extent otherwise provided in this instrument or in the Trust Agreement. The Company hopes to maintain the Plan indefinitely and to continue contributions to the Trust under the Plan, but neither the Company nor any Employer has any obligation or liability whatsoever to maintain the Plan or to continue contributions to the Trust for any given length of time. The Plan and Trust will terminate upon the occurrence of any of the following circumstances:

         (a) termination of the business of the Company without provision for continuing the Plan, except that provision may be made by which the Plan will be continued by the successor to the Company or any transferee of all or substantially all of its assets and business, and, in the event that an election is made to continue the Plan, the successor or purchaser will automatically become substituted for the Company;

         (b) legal adjudication of the Company as a bankrupt; a general assignment by the Company to or for the benefit of its creditors; or the voluntary or involuntary dissolution of the Company; or

         (c) termination of the Plan by the Company upon notice delivered to the Trustee as provided in the following Section.

         Section 12.05. Effect of Termination on Trust. Upon termination of the Plan, no further contributions to the Trust will be made, except that the Employer will thereupon promptly pay to the Trust the unpaid balance, if any, of any contribution required of the Employer with respect to the last completed Plan Year preceding the date of termination. If the Plan is terminated by fewer than all Employers, it will continue in effect for Participants employed by the remaining Employers.

         Section 12.06. Payment of Benefits upon Termination. Upon termination of the Plan, the Trust will continue in existence for the purpose of administering the Trust Assets and the payment in full of all benefits pursuant to the provisions of Article VII. A Participant's Elective Deferral Account will not be distributed earlier than upon one of the following events:

         (a) The Participant's retirement, death, disability, attainment of age 59-1/2, or separation from service.

         (b) The termination of the Plan without establishment of a successor plan.

         (c) The date of the sale or other disposition by the Employer to an unrelated corporation, which does not maintain the Plan, of substantially all of the assets (within the meaning of Code paragraph 409(d)(2)) used by the Employer in its trade or business. The preceding sentence will apply only with respect to a Participant who continues employment with the corporation acquiring the Employer's assets.

         Section 12.07. Post-Termination Powers of Trustees, Plan Administrator, Company, and Employer. Notwithstanding the termination of the Plan and the Trust, the Trustee, the Plan Administrator, the Company, and the Employer will have and retain thereafter all requisite power and authority to take every step and to do all acts and things necessary, requisite, or appropriate to complete distribution of the Trust Assets as provided in this Plan, including, but not limited to, the power of the Trustee to sell or transfer the Trust Assets in the process of liquidation.


                                  ARTICLE XIII
                      PROVISIONS RELATING TO TOP-HEAVY PLAN

         Section 13.01. Construction of this Article. This Article will be construed in accordance with Code section 416 and the regulations thereunder.

         Section 13.02. Top-Heavy Determination. For each Plan Year, the Plan Administrator will determine whether the Plan is a Top- Heavy Plan.

         (a) The Plan will be determined to be a Top-Heavy Plan if it satisfies either Paragraph (1) or Paragraph (2).

                  (1) Except as provided in Paragraph (3), the Plan will be a Top-Heavy Plan for a Plan Year if, as of the Determination Date, the aggregate of the Accounts of Key Employees exceeds 60% of the aggregate of all the Accounts of all Employees.

                  (2) Except as provided in Paragraph (3), the Plan will be a Top-Heavy Plan for a Plan Year if it is included in a Required Aggregation Group that is a Top-Heavy Group for the Plan Year.

                  (3) The Plan will not be a Top-Heavy Plan for a Plan Year if it is included in an Aggregation Group (whether a Required Aggregation Group or a Permissive Aggregation Group) that is not a Top-Heavy Group for the Plan Year.

         (b) An Aggregation Group will be a Top-Heavy Group for the Plan Year if (as of the respective Determination Dates that occur in the same calendar year for each of the plans in the Aggregation Group) the sum of:

                  (1) the present value of the cumulative accrued benefits for Key Employees under all defined benefit Retirement Plans included in the Aggregation Group, and

                  (2) the aggregate balances of the accounts of Key Employees under all defined contribution Retirement Plans included in the Aggregation Group, exceeds 60% of a similar sum determined for all Employees.

         (c) In making the determinations required by this Section, the rules of Section 13.03 will apply.

         Section 13.03. Special Rules Relating to Determination of Top-Heavy Status. In making the determinations required by this Article, the following rules will apply:

         (a) In determining the present value of an Employee's accrued benefits under any defined benefit Retirement Plan, the mortality table and interest rate set out in that Retirement Plan will be used.

         (b) For purposes of determining the present value of an Employee's accrued benefit and accounts under this Article, distributions made with respect to the Employee during the 5-year period ending on the Determination Date will be taken into account. The preceding sentence will also apply to distributions under a terminated Retirement Plan that would have been required to be included in the Aggregation Group if the Retirement Plan had not been terminated.

         (c) All Retirement Plans included in the Required Aggregation Group must be aggregated to determine whether they constitute a Top-Heavy Group.

         (d) If an individual is a Non-Key Employee with respect to any Retirement Plan for a Plan Year, but the individual was a Key Employee with respect to the Retirement Plan for any prior Plan Year, no accrued benefit or account of the Employee will be taken into account in determining top-heavy status.

         (e) If an individual has not performed any service for the Employer at any time during the 5-year period ending on the Determination Date, the accrued benefits and accounts of that individual will not be taken into account.

         (f) For purposes of determining the present value of the accrued benefit of an Employee other than a Key Employee, the accrued benefit will be determined (1) under the method used for accrual purposes for all Retirement Plans of the Employer, or (2) if there is no method described in Clause (1), as if the benefit accrued not more rapidly than the slowest accrual rate permitted under Code subparagraph 411(b)(1)(C).

                                  ARTICLE XIV
                            MISCELLANEOUS PROVISIONS

         Section 14.01. Merger, Consolidation, or Transfer of Assets or Liabilities. The Plan will not merge with, consolidate with, or transfer any of its assets or liabilities to any other plan unless each Participant in the Plan would (if the Plan then terminated) receive a benefit immediately after the merger, consolidation, or transfer that is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation, or transfer (if the Plan had then terminated). Any assets or liabilities merged or consolidated with, or transferred to, the Plan from another plan on behalf of an Eligible Employee will be credited to one or more of the Employee's Accounts in the Plan so that any options and restrictions applicable to the merged, consolidated or transferred amounts will be preserved as required by law.

         Section 14.02. No Duplication of Benefits. Nothing in this Plan will be construed to permit any duplication of the benefits of a former Participant upon his re-entry into the Plan as a Participant after retirement or other termination of employment. Any such duplication of benefits is specifically prohibited.

         Section 14.03. Named Fiduciaries. The Company, the Plan Administrator and the Trustee are hereby designated as named fiduciaries with respect to the Plan. Each named fiduciary will have only such authority as to the control and management of the operation and administration of the Plan as is specifically given to it by the provisions of the Plan. No named fiduciary will be subject to the direction or control of another named fiduciary except to the extent, and in the manner, specifically provided in the Plan or in the Trust Agreement. Each named fiduciary will discharge its duties with respect to the Plan in accordance with the applicable provisions of ERISA.

         Section 14.04. Bonding. Each fiduciary of the Plan and Trust and each person who handles funds of the Plan and Trust will be bonded, except a corporate Trustee who is exempt from the ERISA bonding requirements.

         Section 14.05. Qualified Military Service. Notwithstanding any provision of the Plan to the contrary, contributions, benefits, and service credit with respect to qualified military service will be provided in accordance with Code subsection 414(u).

         Integra Bank Corporation has caused this Integra Bank Corporation Employees' 401(k) Plan to be signed by its duly authorized representative this 11th day of January, 2001.


                                             INTEGRA BANK CORPORATION

                                             By  /s/ JAMES E. ADAMS
                                                 -------------------------------
                                                          (Signature)

                                                 James E. Adams
                                                 -------------------------------
                                                           (Printed)
                                                 CFO
                                                 -------------------------------
                                                            (Office)


ATTEST:

/s/ NANCY G. EPPERSON
----------------------------
        (Signature)

Nancy G. Epperson
----------------------------
         (Printed)

Director of Human Resources
----------------------------
          (Office)